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                                                                   Exhibit 10.14

                     REGISTRAR AND TRANSFER AGENT AGREEMENT
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THIS AGREEMENT is made the first day of January, Two Thousand and One

BETWEEN:

AMERINST INSURANCE GROUP, LTD., a company incorporated in and under the laws of Bermuda and having its registered office at Clarendon House, 2 Church Street, Hamilton HM 11, Bermuda, (hereinafter called the "Company") of the first part;

BUTTERFIELD CORPORATE SERVICES LIMITED, a company incorporated in and under the laws of Bermuda and having its registered office at 65 Front Street, Hamilton, Bermuda, (hereinafter called the "Registrar") of the second part.

WHEREAS:

(A) The Company has been incorporated with the principal object to carry on business as an insurance company.

(B) The Company is desirous of being provided with the services of a registrar and transfer agent and the Registrar is desirous of providing those services.

NOW IT IS HEREBY AGREED as follows:-

1. The Company HEREBY APPOINTS the Registrar and the Registrar HEREBY AGREES to act as registrar and transfer agent of the Company from the date hereof upon the terms and conditions hereinafter appearing.

2. (1) The Registrar shall keep a register of the holders of shares of the Company (the "Register") in accordance with the laws of the Bermuda and the Bye-Laws of the Company and there shall be entered in such Register:-

          (a)  the name and address of such Holder;

          (b) the number of shares held by each such Holder and the distinctive numbers of the certificate or certificates issued in respect thereof;

          (c) the date on which the name of each such Holder was entered in respect of the shares standing in his name and where he became a holder of shares by

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               virtue of an instrument of transfer a sufficient reference to enable the name and address of the transferor to be identified;
               and

          (d) the date on which any transfer was registered and the name and address of the transferee.

     (2)  The Registrar shall:-

          (a) maintain the Register at its offices in Bermuda in such form and in such manner as notified to the Company and shall permit no alteration in the location of the Register without the written consent of the Company;

          (b) make the Register available for inspection as required by law or by the Bye-Laws and supply copies of the Register or of any part thereof within the period allowed by law charging therefore a fee to be paid to and retained by the Registrar such fee not to exceed the amount permitted by law (or by the Bye-Laws);

          (c) supply to the Company such information or explanation as it may require in relation to the Register and the conduct thereof and all subsidiary documents and records;

          (d) prepare and seal on behalf of the Company new certificates and balance certificates and procure that certificates for shares in the Company shall be issued or cancelled only in accordance with the provisions of the Bye-Laws;

          (e) maintain a record of dividend mandates (if any) and other instructions regarding shares of the Company;

          (f) take or procure that there are taken reasonable and proper precautions for the safe custody of the Register, of share certificates (blank or otherwise) of the Company pending issue, of share certificates tendered for exchange, replacement, conversion, redemption or transfer by the holders thereof, of share transfer forms tendered to the Registrar and of all other documents held by it in performance of its duties hereunder;

          (g) accept and keep (for not less than six years) certificates tendered for replacement or transfer by the holders thereof in accordance with the Bye-Laws and the requirements of the laws of the Bermuda;

          (h) deal with requests for the issue, transfer, redemption and/or purchase of shares in the Company in accordance with the provisions of this Agreement and the Bye-Laws;

          (i) carry out the issue and redemption of shares as approved by the Board from time to time in accordance with the instructions of the Company, the Bye-Laws and the requirements of the laws of the Bermuda;

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          (j)  carry out the registration of transfers of shares in accordance with the Bye-Laws;

          (k) provide such facilities as may from time to time be necessary with respect to the replacement or transfer of shares of the Company;

          (l) on behalf of the Company deal with the reply to all correspondence and other communications addressed to the Company in relation to the replacement or transfer of shares of the Company or otherwise;

          (m) receive, record and deal as may be appropriate with probates, letters of administration, powers of attorney, dividend mandates, distringas notices, vesting orders, certificates of marriage or death, notices of change of name and other documents affecting the title to shares or any dividends payable thereon or affecting the Register in accordance with the provisions of the Bye-Laws;

          (n) dispatch to shareholders of the Company and to the Auditors of the Company such certificates, cheques, notices, proxies, reports, financial statements and other written material as may be requested from time to time by the Company or as may be required by the Bye-Laws or the laws of the Bermuda;

          (o) distribute to the holders of shares of the Company all dividends or other distributions which may from time to time be declared and paid by it on such shares;

          (p) deal with and answer all correspondence from or on behalf of the Shareholders relating to the functions of the Registrar under this Agreement; and

          (q) generally perform all the duties usually performed by registrars of companies including the keeping and making of all statutory returns and records required to be kept and made and the payment of all stamp and other duties, charges and fees required to be paid under regulations in the Bermuda for the time being in force.

     (3) The Registrar shall be deemed to have received proper instructions or authorisation from the Company upon receipt of written, cabled, telexed or telecopied instructions signed by such one or more persons as the Directors of the Company shall from time to time authorise to give such instructions. A certified copy of the resolution of the Board of Directors shall be conclusive evidence of the authority of any such person to act until the Registrar is in receipt of written notice to the contrary.

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3.   The Registrar may:-

     (a) at its own expense employ servants or agents in performance of its duties and the exercise of its rights hereunder;

     (b) use the name of the Company and sign any necessary letters or other documents for and on behalf of the Company as registrar of the Company in the performance of its duties hereunder;

     (c) act as registrar or transfer agent for any other company, corporation or body of persons on such terms as may be arranged with such company, corporation or body of persons and shall not be deemed to be affected with notice of or to be under any duty to disclose to the Company any fact or thing which may come to the knowledge of the Registrar of any servant or agent of the Registrar in the course of so doing or in any manner whatever otherwise than in the course of carrying out the duties of Registrar hereunder; and

     (d) acquire, hold or deal with for its own account or for the account of any customer or other person and in its own name or in the name of such customer or person or of a nominee any shares or securities for the time being issued by the Company or any investment in which the Company is authorised to invest, and shall not be required to account to the Company for any profit arising therefrom.

4. In the performance of its duties hereunder the Registrar shall at all times be subject to the control of and review by the Directors of the Company and shall in all respects observe and comply with the Bye-Laws and shall comply with and conform to all reasonable proper orders, directions and regulations of the Directors and shall well and faithfully serve the Company and use all reasonable endeavours to promote the interest thereof.

5. In consideration for the services rendered by the Registrar hereunder the Registrar shall be entitled to receive by way of remuneration such fees as may from time to time be agreed between the parties in writing. Such fees will be invoiced on a monthly basis, in arrears, and are exclusive of any disbursements which will be charged separately. All amounts invoiced will be due for payment within thirty days of issue, failing which the Registrar shall be entitled to charge and/or set-off, against any account of the company, the amounts owing to the Registrar under this agreement.

6. This Agreement shall continue in force unless and until terminated by the Company giving to the Registrar or the Registrar giving to the Company not less than 90 days' written notice (or such shorter notice as the parties may agree to accept) PROVIDED THAT this Agreement may be terminated forthwith by notice in writing expiring at any time by any party if any other party:-

     (a) shall commit any breach of its obligations under this Agreement and fail to make good such breach within thirty days of receipt of notice from the other party requiring it so to do;

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     (b)  shall go into liquidation (except a voluntary liquidation for the purpose of reconstruction or amalgamation upon terms previously approved in writing by the other party) or if a receiver is appointed over any assets of any party or if a party experiences a financial default of any kind.

7. In the event termination of this agreement occurs at the behest of the Registrar or the Company, the Registrar shall have the option to automatically terminate the provision of all other services provided to the Company, and agreements pertaining thereto, by the Registrar or any of the Registrar's associated entities.

8. (1) The Registrar hereby agrees to use its best efforts and judgment and due care in exercising its duties and the authority granted to it hereunder PROVIDED THAT it shall not, in the absence of fraud, dishonesty, wilful negligence or wilful default on its part, be liable for any loss or damage which the Company may sustain or suffer as a result or in the course of the discharge by the Registrar of its duties hereunder.

     (2) The Company agrees to indemnify the Registrar from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursement of any kind or nature whatsoever (other than those resulting from fraud, dishonesty, wilful negligence or wilful default on its part, in performing its obligations or duties hereunder) which may be imposed on, incurred by or asserted by third parties against the Registrar in performing its obligations or duties hereunder. The Company shall indemnify the Registrar and Transfer Agent from claims arising from research and legal costs for handling court orders, subpoenas, warrants etc. involving the Register.

     (3) The Registrar shall not be required to take any legal action unless fully indemnified to its reasonable satisfaction for all costs and liabilities likely to be incurred or suffered by the Registrar if the Company requires the Registrar in any capacity to take any action which in the opinion of the Registrar might make the Registrar as agent liable for the payment of money or liable in any other way, the Registrar shall be and be kept indemnified by the Company in any reasonable amount and form satisfactory to it as a prerequisite to taking such action.

9. Upon the expiration of this Agreement the Registrar shall hand over to the Company or as it may direct copies of all books of account, correspondence and records relating to the affairs of the Company which are in its possession as registrar.

10. None of the parties hereto shall unless compelled so to do by any court of competent jurisdiction either before or after the termination of this Agreement disclose to any person (other than a Director, Officer, Auditor or Accountant of the party) not authorised by the relevant party to receive the same any information relating to such party or to the affairs of such party of which the party disclosing the same shall have become possessed during the period of this Agreement and each party shall use its best endeavours to prevent any such disclosure as aforesaid.

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11.  NOTICES

     (a) Any notice desired or required to be given by one party to the other in accordance with the provisions of this Agreement may be given in any of the following manners:-

          (i) by telex or other similar form of telecommunications sent by one party to the other at its address from time to time notified for the receipt of such communications, in which event such notice shall be deemed to have been received at the time of receipt as recorded by such method of communication. A copy of every such notice shall be sent in writing by pre-paid airmail registered post to the party to whom it is addressed at the address referred to below but the receipt of such copy shall not be a condition to due notice having been given;

          (ii) in writing sent by pre-paid airmail post to the other at the address mentioned below, in which event such notice shall be deemed to have been delivered five days after the date of posting;

          (iii) in writing by personal delivery at the address of the party to whom it is addressed as set out below.

     (b) Each party shall from time to time notify the other of its addresses for the receipt of telex or other forms of telecommunications and for notices in writing.

     (c) Until the Company shall notify the other to the contrary in writing, the addresses of the Company shall be as follows:-

          (i)   for communications by telephone -
                441-292-4364

          (ii)  for communications by facsimile -
                441-295-3982

          (iii) for communications in writing -
                AmerInst Insurance Group, Ltd
                The Vallis Building, 58 Par-la-Ville Road
                P.O. Box HM 1838
                Hamilton, HM HX, Bermuda

     (d) Until the Registrar shall notify the Company to the contrary in writing, the addresses of the Registrar and Transfer Agent shall be as follows:

          (i)   for communications by telephone -
                441-299-3882

          (ii)  for communications by facsimile -
                441-295-6759

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          (iii) for communications in writing -
                P.O. Box HM 195
                Hamilton HM AX
                Bermuda

12. (1) No provision of this Agreement may be changed, waived, discharged or discounted, except in writing signed by the parties hereto.

     (2) Unless there is something in the subject of context inconsistent herewith, the words and expressions defined in the Bye-Laws of the Company shall have the same meaning herein PROVIDED that no alteration or amendment of the said Bye-Laws shall be effective for the purpose of this Agreement unless the parties hereto have assented thereto. References herein to Clauses are to Clauses of this Agreement.

     (3) Neither the benefit nor the burden of this Agreement shall be assigned by any party save with the consent of the other parties.

     (4) This Agreement shall be governed by and construed in accordance with the laws of Bermuda.

     (5) This Agreement may be executed in one or more counterparts all of which taken together shall be deemed to constitute one and the same instrument.


IN WITNESS WHEREOF the parties hereto have caused this Agreement to be signed the day and year first above written.


SIGNED by ....................... )       /s/ Richard Lowther
                                          -------------------------------------
for and on behalf of AMERINST     )       Richard Lowther
INSURANCE GROUP, LTD.             )       /s/ Kilian Whelan
in the presence of:               )



SIGNED by C. H. (Hal) Masters     )       /s/ Hal Masters
          -----------------------         -------------------------------------
for and on behalf of BUTTERFIELD  )
CORPORATE SERVICES                )
LIMITED                           )
in the presence of:               )

/s/ Roslm O'Brien

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